                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 19, 2004


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)



           Delaware                         1-13461             76-0506313
 (State or other jurisdiction of       (Commission File      (I.R.S. Employer
 incorporation or organization)             Number)         Identification No.)



                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
              (Address of principal executive offices) (Zip code)


                                 (713) 647-5700
              (Registrant's telephone number including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (c) Exhibits

           99.1      Press Release of Group 1 Automotive, Inc. dated as of
                     May 19, 2004 announcing the re-election of three directors.


ITEM 9.  REGULATION FD DISCLOSURE

         On May 19, 2004, Group 1 Automotive, Inc., a Delaware corporation, announced that at its annual stockholders meeting held today, three directors were re-elected to serve another three year term. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     Group 1 Automotive, Inc.



May 20, 2004                         By:  /s/ Robert T. Ray
-----------------------                   -------------------------------------
Date                                      Robert T. Ray,
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer

                               INDEX TO EXHIBITS



     (c) Exhibits

           99.1      Press Release of Group 1 Automotive, Inc. dated as of
                     May 19, 2004 announcing the re-election of three directors.